Exhibit 10.6

EXECUTION DRAFT

Amendment No. 2 to the

AMENDED AND RESTATED STATEMENT OF WORK

* CONTACT CENTER SERVICES

This Amendment No. 2 (the “Amendment”) is dated and effective as of March 1, 2011 (“Effective Date”), by and between Expedia, Inc., a Washington corporation (“Expedia”) and TRX, Inc., a Georgia corporation, and TRX Germany GmbH (together, “TRX”). The parties previously entered into an Amended and Restated Statement of Work, dated January 1, 2008, as amended on January 1, 2011 (collectively the “Statement of Work”) pursuant to the Master Services Agreement between TRX and Expedia, dated January 1, 2007, as amended (the “Agreement”). The parties desire to further amend the Statement of Work on the terms set forth below:

The parties hereby agree as follows:

1.	All capitalized terms, where not defined in this Amendment shall have the meanings set forth in the Agreement.

2.	As of the Effective Date, TRX shall, where requested by Expedia, reasonably cooperate and assist Expedia to *. Expedia expects this * to commence on April 25, 2011 and be completed no later than 31 October 2011, or as otherwise mutually agreed by the parties (the *). During the *, TRX shall manage all *.

3.	Effective 31 October 2011, Section 1.1 of the Statement of Work shall be deleted in its entirety and replaced with the following:

“1.	Services

1.1 Scope. Subject to the terms and conditions set forth in the Agreement, TRX will provide to Expedia the Services specified in this Statement of Work, in support of the following * services TRX is performing for Expedia (in the former contract termed as *):

*

4.	Notwithstanding any other provision in the Statement of Work and the Agreement, *.

* CONFIDENTIAL TREATMENT REQUESTED

EXPEDIA CONFIDENTIAL

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5.	The Statement of Work, as modified by this Amendment, shall remain in full force and effect.

IN WITNESS WHEREOF, each of Expedia and TRX has caused this Amendment to be signed and delivered by its duly authorized representative. Unless otherwise expressly stated in this Amendment, the terms and conditions of the Agreement will govern and control this Amendment.

EXPEDIA, INC. /s/ Tucker Moodey		TRX, INC.

By:	Tucker Moodey	By:	/s/ David D. Cathcart
Title:	SVP Customer Operations	Title:	CFO
Date:	8/18/11	Date:	29 August 2011

TRX GERMANY GMBH

		By:	/s/ David D. Cathcart
		Title:	Managing Director
		Date:	29 August 2011

EXPEDIA CONFIDENTIAL